SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2003
                                                  _____________

                   CREDO Petroleum Corporation
________________________________________________________________
     (Exact name of registrant as specified in its charter)

         Colorado                 0-8877          84-0772991
________________________________________________________________
 (State or other jurisdiction    Commission       IRS Employer
   of incorporation)            File Number   Identification No.

1801 Broadway, Suite 900        Denver, Colorado      80202
________________________________________________________________
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number,
including area code:            (303) 297-2200
________________________________________________________________

Item 7. Financial Statements, ProForma Financial Information and Exhibits.
        (c) Exhibits.

            99.1 Press Release dated June 12, 2003 announcing earnings for the six and three months ended April 30, 2003.
            99.2 Press Release dated June 12, 2003 announcing new developments on its Oklahoma drilling program.

Item 9. Regulation FD Disclosure (Information provided under
        Item 12 - Disclosure of Results of Operations and
        Financial Condition).

     Pursuant to Securities and Exchange Commission Release
No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On June 12, 2003, the company issued a press release which reported its results of operations for its six and three month periods ended April 30, 2003 and a press release updating its Oklahoma drilling program. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CREDO PETROLEUM CORPORATION
                              (Registrant)

Date:  June 17, 2003          By:   /s/  John A. Alsko
                                  -----------------------
                                  John A. Alsko
                                  Vice President and Chief
                                    Financial Officer
                                  (Principal Financial and
                                    Accounting Officer)


                          EXHIBIT INDEX

Exhibit Number  Description

     99.1 Press Release dated June 12, 2003 announcing earnings for the six and three months ended
                April 30, 2003

     99.2       Press Release dated June 12, 2003 updating
                Oklahoma drilling program